SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report: October 16, 1998
(Date of earliest event reported)


                    Asset Securitization Corporation
               Commercial Mortgage Pass-Through Certificates
                              Series 1997-D4
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          (Exact Name of registrant as specified in its charter)

Delaware                     33-49370-04                    13-3672337
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(State or Other Juris-       (Commission                (I.R.S. Employer
diction of Incorporation)     File Number)             Identification Number)


Two World Financial Center, Building B, New York, New York      10281
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code:          212-667-9300
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                    This Document contains exactly 149 Pages.
                         The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-D4 issued pursuant to a Pooling and Servicing Agreement, dated as of March 27, 1997 the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the October 16, 1998 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

       (c)     Exhibits


                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.      Description


 5.1             99                Monthly distribution report pursuant to
                                   Section 4.2 of the Pooling and Servicing
                                   Agreement for the distribution on
                                   October 16, 1998


 5.2             99                Comparative Financial Status
                                   Report as of  10/13/98

                                   Delinquent Loan Status Report as of
                                   10/13/98

                                   REO Status Report as of 10/13/98

                                   Watch List as of  10/13/98

                                   Historical Loan Modification Report
                                   as of 10/13/98

                                   Historical Loss Estimate Report as of
                                   10/13/98

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              AMRESCO SERVICES, L.P., IN
                                              ITS CAPACITY AS SERVICER
                                              UNDER THE POOLING AND
                                              SERVICING AGREEMENT ON
                                              BEHALF OF  ASSET SECURITIZATION
                                              CORPORATION, REGISTRANT




                                             By:  /s/ Daniel B. Kirby
                                                      Daniel B. Kirby,
                                                      Senior Vice President


                                             By:  /s/ Sean D. Reilly
                                                      Sean D. Reilly
                                                      Vice President


Date:  October 22, 1998

                              EXHIBIT INDEX



                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.         Description


5.1             99                  Monthly distribution report pursuant to
                                    Section 4.2 of the Pooling and Servicing
                                    Agreement for the distribution on
                                    October 16, 1998


5.2             99                  Comparative Financial Status
                                    Report as of  10/13/98

                                    Delinquent Loan Status Report as of
                                    10/13/98

                                    REO Status Report as of 10/13/98

                                    Watch List as of  10/13/98

                                    Historical Loan Modification Report
                                    as of 10/13/98

                                    Historical Loss Estimate Report as of
                                    10/13/98